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                            WHIRLWIND MARKETING, INC.
                      2000 STOCK OPTION AND STOCK AWARD PLAN
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                 WHIRLWIND MARKETING, INC. 2000 STOCK OPTION AND

                                STOCK AWARD PLAN

                                TABLE OF CONTENTS


         ARTICLE                                                            PAGE
ARTICLE I         INTRODUCTION ...............................................1

ARTICLE II        DEFINITIONS ................................................2

ARTICLE III       GRANT OF OPTIONS............................................5

ARTICLE IV        EXERCISE OF OPTIONS.........................................6

ARTICLE V         TERMINATION OF OPTIONS......................................9

ARTICLE VI        RESTRICTED STOCK AWARDS....................................10

ARTICLE VII       AMENDMENT OR TERMINATION...................................12

ARTICLE VIII      ADMINISTRATION.............................................13

ARTICLE IX        MISCELLANEOUS PROVISIONS...................................15

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                   WHIRLWIND MARKETING, INC. 2000 STOCK OPTION

                              AND STOCK AWARD PLAN

                                   ARTICLE I
                                  INTRODUCTION

1.1 PURPOSES. The purposes of the Plan are (a) to provide additional incentive to eligible Employees and other service providers by encouraging them to invest in Shares, thereby acquiring a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress, (b) to recognize and compensate selected Employees and other service providers who contribute to the development and success of the Company, (c) to maintain the competitive position of the Company by attracting and retaining key Employees and other service providers, and (d) to provide incentive compensation to the selected Employees and other service providers based upon the Company's performance, as measured by the appreciation in the Shares.

1.2 INTENT. The Plan is intended to be a nonqualified stock option plan governed by Section 83 of the Code and an incentive stock option plan governed by Section 422 of the Code, and not an employee benefit plan as defined under ERISA. The Options awarded pursuant to this Plan are intended to constitute either Incentive Stock Options or Nonqualified Stock Options as determined by the Administrative Committee. The Plan also is intended to be a restricted stock award plan governed by Section 83 of the Code.

1.3 AGGREGATE SHARES SUBJECT TO THE PLAN. The sum of the aggregate number of Shares that may be issued under this Plan and the number of Shares subject to the substituted options described in Section 4.8 will be one million (1,000,000) Shares, all or less than all of which Shares shall be available for the grant of Options, in the Administrative Committee's discretion. Notwithstanding the foregoing, in the event of any change in the outstanding Shares by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrative Committee, in its sole discretion, deems to be similar circumstances, the aggregate number and kind of Shares that may be issued under this Plan will be adjusted appropriately, in a manner determined in the sole discretion of the Administrative Committee. Shares that are reacquired by the Company, as well as unissued Shares, may be used for the purposes of this Plan. In addition, Shares subject to Options that have terminated unexercised, either in whole or in part, or awarded as Restricted Stock and have been forfeited, will be available for future Option grants or Restricted Stock awards under this Plan.

1.4 EFFECTIVE DATE. The Plan will be effective upon its adoption by the Board, subject to the approval of the Stockholders of the outstanding Shares in the manner prescribed by Section 422 of the Code and applicable law other than the Code. Options may be granted under this Plan prior to obtaining Stockholder approval, provided such Options will not be exercisable until Stockholder approval is obtained.


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                                   ARTICLE II
                                   DEFINITIONS

As used herein, the following capitalized words and phrases will have the respective meanings set forth below:

2.1 "ADMINISTRATIVE COMMITTEE" means a committee consisting of the Compensation Committee of the Board, such other members as are designated from time to time by the Board to administer the Plan and any other individual or entity designated by the Administrative Committee pursuant to Section 8.2(f) of the Plan. If no committee is appointed by the Board, then the Board will serve as the Administrative Committee.

2.2 "AFFILIATE" means a "parent corporation" or "subsidiary corporation," as defined in Section 424(e) and (f) of the Code, respectively, with respect to the Company.

2.3  "BENEFICIARY"  means  the  person,   persons  or  entity  designated  by  a
Participant to exercise an Option or to receive vested Restricted Stock upon the death of the Participant.

2.4 "BOARD" means the Board of Directors of the Company.

2.5 "CAUSE" means (a) if the Participant is an Employee, the Participant's intentional or willful refusal to comply with a directive from an individual whom he or she reports at the Company or an Affiliate, (b) the Participant's indictment for any felony, fraud, embezzlement or crime or moral turpitude, (c) the Participant's controlled substance abuse, alcoholism or drug addition which interferes with or affects his or her responsibilities to the Company or an Affiliate, (d) the Participant's unauthorized direct or indirect disclosure, or his or her use for the benefit of any person or entity other than the Company or an Affiliate, of any trade secrets or confidential or proprietary information of the Company or any Affiliate, or (e) the Participant's competition with the Company or an Affiliate or their respective businesses in any manner, directly or as an employee, manager, owner, partner or consultant of or to any other entity.

2.6 "CHANGE OF CONTROL" means the earliest to occur of the following events: (a) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, (b) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or other dispose of all or substantially all of the assets of the Company, (c) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which the Company is the surviving entity, and in which shares of the Company's voting capital stock outstanding immediately before such merger or consolidation are exchanged or converted into shares which represent more than 50% of the Company's voting capital stock after such merger or consolidation, as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, (d) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of The Securities Exchange Act of 1934, as amended

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from time to time)  other than (i) the  Company,  (ii) any of its  subsidiaries,
(iii) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, (iv) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (v) any affiliate (as such term is defined in Rule 405 promulgated under The Securities Act of 1933, as amended from time to time) of any of the foregoing, will have acquired beneficial ownership of, or will have acquired voting control over, more than 50% of the outstanding shares of the
Company's  voting  capital  stock  (on  a  fully  diluted  basis),   unless  the
transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who will have been members of the Board for at least twelve (12) months, (e) the first day after the date of this Plan when directors are elected such that there will have been a change in the composition of the Board such that a majority of the Board will have been members of the Board for less than twelve (12) months unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the directors then still in office who were directors at the beginning of such period, or (f) the date upon which the Board determines (in its sole discretion) that based on the current available information, an event described in clause (d) is reasonably likely to occur.

2.7 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

2.8 "COMPANY" means Whirlwind Marketing Inc., a Delaware corporation, and any successor thereto.

2.9 "EFFECTIVE DATE" means the date of the Board's approval of the Plan.

2.10 "EMPLOYEE" means any person, including an officer, who is considered to be employed by the Company or an Affiliate under general common law principles.

2.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.12 "FAIR MARKET VALUE" means the closing price of Shares as reported in the consolidated trading tables of The Wall Street Journal, or other recognized market source, as determined by the Administrative Committee, on the applicable date of reference hereunder or, if there is no sale of the Shares on such date, then the closing price on the last previous day on which a sale is reported. However, (a) if the Shares are quoted regularly by a recognized securities dealer but selling prices are not reported, Fair Market Value means the average between the high bid and low asked prices of the Shares on the date immediately preceding the applicable date of reference hereunder as reported in the consolidated trading tables of The Wall Street Journal, or other recognized market source, as determined by the Administrative Committee; and (b) if the Shares are not then listed or admitted to trading on any established stock exchange, national market system or the over-the-counter market, Fair Market Value means a price determined in good faith by the Administrative Committee to equal the fair market value per share of the Shares.

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2.13 "GRANT DATE" means,  with respect to any Option or  Restricted  Stock,  the date on which the Option is granted or the Restricted Stock is awarded by the Administrative Committee to a Participant pursuant to either Section 3.2 or
Section 6.1 of this Plan.

2.14 "INCENTIVE STOCK OPTION" means an Option that satisfies the requirements of
Section 422 of the Code.

2.15 "NON-QUALIFIED STOCK OPTION" means an Option that either does not satisfy the requirements of Section 422 of the Code or the terms of the Option provide that it will not be treated as an Incentive Stock Option.

2.16 "OPTION" means the right of a Participant to purchase a specific number of Shares under this Plan, which may include fractional shares.

2.17 "OPTION AGREEMENT" means the agreement, as prescribed by the Administrative Committee, executed on behalf of the Company and by a Participant to whom an Option has been awarded, acknowledging the issuance of the Option and setting forth terms of the Option. The Option Agreement also will refer to whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option.

2.18 "PARTICIPANT" means any individual who (a) meets the eligibility requirements of Section 3.1, who has received an Option grant in accordance with
Section 3.2 of this Plan and who has not exercised completely or has allowed to lapse completely all of his or her Options under the Plan, or (b) has received a Restricted Stock award in accordance with Section 6.1 of this Plan.

2.19 "PERMANENT AND TOTAL DISABILITY" means that an individual is unable to engage in substantial gainful activity by reason of medically determinable physical or mental impairment that can be expected to last for a continuous period of not less than twelve (12) months. An individual will not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Administrative Committee may reasonably require. The scope of this definition will automatically be reduced or expanded to the extent that Section 22(e)(3) of the Code is amended to reduce to expand the scope of the definition of Permanent and Total Disability.

2.20 "PLAN" means the Whirlwind Marketing, Inc. 2000 Stock Option and Stock Award Plan as adopted by Whirlwind Marketing, Inc. and set forth herein, as from time to time amended.

2.21 "RESTRICTED STOCK" means Shares that are subject to certain terms, conditions and restrictions as established by the Administrative Committee in its sole discretion.

2.22 "RESTRICTION PERIOD" means the period determined by the Administrative Committee, in its sole discretion, during which the Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered, or is subject to any terms, conditions and restrictions as established by the Administrative Committee.

2.23 "SHARE" OR "SHARES" means a share or shares of common stock of the Company, par value $.001 per share, which share or shares are designated by the Administrative Committee as

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subject to purchase  through the exercise of Option(s) or are  designated for an award of Restricted Stock.

                                  ARTICLE III
                                GRANT OF OPTIONS

3.1 ELIGIBILITY. Options may be granted to any Employee, non-Employee director of the Board or independent contractor with or consultant to the Company or an Affiliate, or other person who has provided valuable services to the Company or an Affiliate or a predecessor of the Company or an Affiliate, who is designated by the Administrative Committee as eligible to participate in the Plan, provided, however, that an Incentive Stock Option may be granted only to an individual who is an Employee at the time of the grant. The individuals among such class of eligible persons who, in fact, will receive an Option or Options will be selected by the Administrative Committee, in its sole discretion.

3.2 GRANTING STOCK OPTIONS. The Administrative Committee may grant Options at any time on or after the Effective Date and prior to the termination of the Plan. An Option so granted will become effective upon the applicable Grant Date(s) set forth in the Option Agreement. The Option Agreement will specify the Shares, the number of Shares subject to the Option, the Fair Market Value as of the Grant Date, and such other terms and in such form as the Administrative Committee may from time to time determine in accordance with the Plan. Any terms not specified in the Plan will be specified in the Option Agreement. An Option issued pursuant to this Plan may be either an Incentive Stock Option granted pursuant to Section 3.2(b) hereof or a Non-Qualified Stock Option granted pursuant to Section 3.2(c) hereof, as determined by the Administrative Committee. The Administrative Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same individual, or more than one of each type of Option to the same individual, subject to the provisions of this
Article III. The Administrative Committee at any time may convert an Incentive Stock Option into a Non-Qualified Stock Option without the consent of the holder of the Option.

3.3 CONDITIONS FOR INCENTIVE STOCK OPTIONS.

(a) ELIGIBILITY. An Incentive Stock Option may be granted pursuant to this Plan only to an eligible Employee.

(b) EXERCISE PRICE. The price to be paid by the Participant to exercise an Incentive Stock Option will be equal at least to the Fair Market Value of the Shares on the Grant Date of the Option, provided, however, that if an Incentive Stock Option is granted to an individual who, on the Grant Date, owns Shares equal to more than 10 percent of the total combined voting power of the stock of the Company or an Affiliate, the Option exercise price will not be less than 110 percent of the Fair Market Value, as determined by the Administrative Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder, of the Share on the Grant Date of the Option.

(c) TERM. An Incentive Stock Option will not be exercisable after the expiration of 10

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years (5 years in the case of an individual  who, on the Grant Date, owns Shares equal to more than 10 percent of the total combined voting power of the stock of the Company or an Affiliate) from the Grant Date of such Option, unless terminated earlier under the terms of the Option.

(d) LIMITATION ON EXERCISE. No Employee may be granted an Incentive Stock Option under this Plan such that the aggregate Fair Market Value, on the Grant Date, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by that Employee during any calendar year and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or an Affiliate.

(e) DESIGNATION AS AN INCENTIVE STOCK OPTION. Each Option granted pursuant to this Section 3.3 is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder, and the Option Agreement for each grant of an Incentive Stock Option will state explicitly this intent. Subject to Section 3.2, in the event this Plan or any Option granted pursuant to this Section 3.3 is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, other than the limitation set forth in Section 3.3(d), above, this Plan and such Option will be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. Neither the Company nor any of its current or future Affiliates, nor their officers, directors, Stockholders, Plan committees, employees or agents will have any liability to any optionee in the event (i) an Option granted pursuant to Section 3.3 hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any Option granted pursuant to
Section 3.3 hereof is an Incentive Stock Option.

3.4 CONDITIONS FOR NON-QUALIFIED STOCK OPTIONS.

(a) ELIGIBILITY. A Non-Qualified Stock Option may be granted pursuant to this Plan to an eligible Employee, non-Employee director of, or independent contractor with respect to, the Company or an Affiliate, or other person who has provided valuable services to the Company or an Affiliate.

(b) EXERCISE PRICE. The exercise price for a Non-Qualified Stock Option issued under this Plan, in the sole discretion of the Administrative Committee, may be less than, greater than or equal to the Fair Market Value of the Share on the Grant Date of the Option.

(c) TERM. A Non-Qualified Stock Option will expire 10 years after the Grant Date of such Option, unless terminated earlier under the Option terms.

                                   ARTICLE IV
                               EXERCISE OF OPTIONS

4.1  OPTION EXERCISE.

(a) PROCEDURE FOR EXERCISE. A Participant may exercise an Option by giving written notice to the Administrative Committee and tendering full payment of the exercise price by (i) cash; (ii)

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certified or cashier's check; (iii) wire transfer or readily available funds; or
(iv) any combination of the foregoing methods of payment or other means acceptable to the Administrative Committee. Notwithstanding the forgoing, an Option will not be deemed exercised unless the written notice and tender of the exercise price is accompanied by any other agreements required by the terms of this Plan and/or the relevant Option Agreement.

(b) RIGHTS AS STOCKHOLDER. A Participant will not have any of the rights and privileges of a stockholder with respect to any Shares purchasable or issuable upon the exercise of Options prior to the date of exercise of such Options in accordance with this Section 4.1 and issuance of the stock certificate evidencing such Shares in accordance with Section 4.2.

(c) LISTED OPTIONS. In the event that the listing, registration or qualification of the Option on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option will not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

4.2 CONDITIONS UPON ISSUANCE OF SHARES.

(a) DELIVERY. Within 10 business days following the date that a Participant satisfies the conditions for exercising the Options in accordance with Section 4.1, the Company or its agent will deliver or cause to be delivered to the Participant the certificates evidencing Shares subject to such Options, which Shares the Participant may direct to be liquidated or otherwise disposed of. Notwithstanding the foregoing, the delivery and issuance of Shares may be subject to a restrictive stock agreement with respect to such Shares.

(b) RESTRICTIVE SHARE AGREEMENT. Issuance and delivery of the Shares subject to the Options exercised by the Participant may be conditioned upon the Participant entering an agreement regarding restrictions on the sale and transferability of the Shares.

(c) COMPLIANCE WITH APPLICABLE LAW. Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, all of which as applicable to the Shares, and will be further subject to the approval of counsel for the Company with respect to such compliance.

4.3 TAX WITHHOLDING. Whenever Shares are to be delivered upon exercise of Options under the Plan, the Company will require as a condition of such delivery payment by the Participant to the Company of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto. Such payment will take the form of whichever of the following, or any combination of the following, is acceptable to the Administrative Committee, as elected by the
Participant: (a) cash, certified or cashier's check, or wire transfer of other readily available funds; (b) the withholding of such amount from any Shares to be delivered to the Participant, (c) the withholding of such amount from compensation otherwise due to the Participant; (d) any

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other method selected by the Administrative Committee; or (e) any combination of the foregoing. Such election will be made before the date on which the amount of tax to be withheld is determined by the Company, and such election will be irrevocable. With the consent of the Company, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the exercise of Options under the Plan, which will be made at the same time and in the same manner as provided above.

4.4 FAILURE TO EXERCISE. No Option will be exercised, in whole or in part, after the end of ten (10) years from the Grant Date of the Option, or as otherwise provided under this Plan or the Option Agreement. The Company will have no obligation to deliver or cause to be delivered to the Participant the Shares subject to such Option after the end of the 10-year period from the Grant Date of the Option. Failure to exercise an Option in a timely fashion will constitute a forfeiture of the Option.

4.5 CHANGE OF CONTROL. Notwithstanding any other provision of the Plan or an Option Agreement, in the event of a Change of Control, an Option will become exercisable fully and immediately upon such event and will be 100% vested.

4.6 REORGANIZATIONS. In the event that the Company is to be dissolved or liquidated, or the Company is a party to a merger or consolidation with another corporation in which the Company will not be the surviving entity or in which the outstanding Shares will be converted into cash, securities or other property, or in the event that the Company is a party to a reorganization, then upon exercise of the Options, the holder thereof will be entitled only to receive for the exercise price per share thereof the amount of cash, securities or other property into or for which one Share was converted or exchanged multiplied by the number of Shares subject to the Option. Notwithstanding the foregoing, the Administrative Committee, in the event of a reorganization as described in this Section 4.6, in good faith, may (a) adjust the number and type of shares subject to the Options, (b) adjust the exercise price of the Shares subject to the Options, and/or (c) cancel the Options in exchange for payments to the Participant or Beneficiary of the excess of the fair market value of the Shares over the exercise price of such Options.

4.7 REGISTRATION OF SHARES. Shares to be delivered to a Participant will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Employer prior to the date of exercise applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law. Shares to be delivered to a Beneficiary will be registered in the name of the Beneficiary.

4.8  SUBSTITUTION  OF  OPTIONS  TO  PURCHASE   MEMBERSHIP  SHARES  OF  WHIRLWIND
MARKETING, LLC

(a) THE MERGER. Pursuant to an Agreement and Plan of Merger dated August 7, 2000 (the "Merger Agreement"), by and between Whirlwind Marketing, LLC and the Company, Whirlwind Marketing, LLC was merged with and into the Company; Whirlwind Marketing, LLC ceased to exist as a separate entity; and membership shares of Whirlwind Marketing, LLC were converted into Shares (the "Merger").

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(b)  SUBSTITUTION  OF  OPTIONS.  Pursuant  to the Merger  Agreement,  holders of options to purchase membership shares of Whirlwind Marketing, LLC (the "LLC Options"), to the extent outstanding and unexercised immediately prior to the Merger, shall receive options to purchase Shares in substitution of their LLC Options, and their LLC Options shall be cancelled.

(c) NUMBER OF SHARES SUBJECT TO SUBSTITUTED OPTIONS. The number of Shares subject to a substituted option described in Section 4.8(b), above, shall be that number, rounded down to the next lowest whole number, such that the aggregate Fair Market Value of such Shares, determined as of the date of the Merger, shall be equal to the Fair Market Value of the membership shares of Whirlwind Marketing, LLC, determined as of the date of the Merger, subject to the LLC Option for which it is substituted, to the extent outstanding and unexercised as of the Merger.

(d) EXERCISE PRICE FOR SUBSTITUTED OPTIONS. The exercise price of a substituted option described in Section 4.8(b), above, shall be the amount, rounded up to the next greatest cent, such that the excess of (i) the aggregate Fair Market Value of the Shares subject to such substituted option, determined as of the date of the Merger, over (ii) the aggregate exercise price for such Shares, is equal to the excess of (iii) the aggregate Fair Market Value of the membership shares of Whirlwind Marketing, LLC, determined as of the date of the Merger, subject to the LLC Option for which it is substituted, over the aggregate exercise price of such LLC Option, to the extent outstanding and unexercised as of the Merger.

(e) OTHER TERMS OF SUBSTITUTED OPTIONS. The terms of a substituted options described in Section 4.8(b), above, other than those terms prescribed by Section 4.8(c) and (d), above, shall be identical to the terms of the LLC Option for which it is substituted, to the extent possible under the terms of the Plan.

                                   ARTICLE V
                             TERMINATION OF OPTIONS

5.1 TERMINATION OF OPTIONS.

(a) GENERALLY. Unless sooner terminated as provided in this Plan, each Option will be exercisable for a period of time as will be determined by the Administrative Committee and set forth in the Option Agreement, and will be void and unexercisable thereafter.

(b) TERMINATION OF EMPLOYMENT NOT FOR CAUSE. Except as otherwise provided herein or in a Participant's Option Agreement, upon termination of the Participant's employment and all other engagements by the Company and Affiliates for any reason other than Cause, Options exercisable on the date of termination will be exercisable by the Participant (or in the case of the Participant's death subsequent to termination, by the Participant's Beneficiary as determined by
Section 5.2) for a period of ninety (90) days from the date of the Participant's termination of employment and all such other engagements.

(c) DEATH AND PERMANENT AND TOTAL DISABILITY. Except as otherwise provided in a Participant's Option Agreement, upon the death or Permanent and Total Disability of a Participant while in the employ of or other engagement by the Employer, Options held by the

Participant that are exercisable on the date of the Participant's death or Permanent and Total Disability will be exercisable for a period of twelve (12) months commencing on the date of the Participant's death or Permanent and Total Disability, by the Participant, his or her legal guardian or representative, or, in the case of death, by his or her Beneficiary, as designed in Section 5.2; provided, however, that if such disabled Participant commences employment or engagement during such one (1) year period with or by a competitor of the Company (including, but not limited to, full or part-time employment, service as a director or in a like capacity, or independent consulting work), as determined solely in the judgment of the Administrative Committee, the Options held by such Participant that have not yet been exercised will terminate immediately upon the commencement thereof.

Notwithstanding anything herein to the contrary, an Incentive Stock Option is not transferable, except in the case of the Participant's death as described above, and is exercisable during the Participant's lifetime only by the Participant.

5.2 DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a Beneficiary who may exercise the Participant's Option and receive any Shares under the Plan on a form prescribed by the Administrative Committee. A Participant who dies without having designated a Beneficiary in accordance with this Section 5.2 will be deemed to have named the legal spouse of the Participant, if then living, as the Beneficiary. If there is no effective designation of a Beneficiary at the date of the Participant's death and the legal spouse of the Participant is not then living, then the Beneficiary will be the Participant's estate.

5.3 FORFEITURE. Notwithstanding any other provision of this Plan, if a Participant's employment and all other engagements by the Company and all Affiliates is terminated for Cause, all unexercised Options will terminate as of the date of termination. In that event, in addition to immediate termination of all unexercised Options, the Participant will forfeit all Shares for which the Company has not yet delivered share certificates to the Participant and the Company will refund to the Participant the exercise price paid to it.
Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture under this Section 5.3.

                                   ARTICLE VI
                             RESTRICTED STOCK AWARDS

6.1 AUTHORITY TO AWARD RESTRICTED STOCK. The Administrative Committee, in its sole discretion, will have the authority to award Restricted Stock to individuals described in Section 3.1, above. The Restricted Stock may be granted by the Administrative Committee either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock will be determined from time to time by the Administrative Committee without limitation, except as otherwise provided in this Plan. The awarding, vesting and issuing of the Restricted Stock also will be subject to the following provisions of this
Article VI.

6.2 NATURE OF AWARD. Restricted Stock will be awarded to Participants for services rendered and at no additional cost to the Participant; provided, however, that the value of the services performed, in the opinion of the Administrative Committee, must equal or exceed the par value of the Restricted Stock to be awarded to the Participant.

6.3 RESTRICTIONS AND CRITERIA FOR TERMINATION OF THE RESTRICTIONS

(a) RESTRICTIONS. The Restriction Period of the Restricted Stock will be determined by the Administrative Committee on the Grant Date. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the Restriction Period. More than one award of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Administrative Committee.

(b) CRITERIA FOR THE TERMINATION OF THE RESTRICTIONS. At the time of each award of Restricted Stock, the Administrative Committee, in its sole discretion, shall establish the criteria to determine the times at which the restrictions placed on the Restricted Stock will lapse (i.e., the termination of the Restricted Stock Period), which criteria may include without limitation, performance goals, measures and targets and/or holding period requirements. The Administrative Committee may establish a corresponding relationship between such criteria and the number of Shares of Restricted Stock that may be awarded, and the extent to which the terms, conditions and restrictions on the Restricted Stock will lapse. Such criteria may vary among awards of Restricted Stock; provided, however, that once the such criteria are established for an award of Restricted Stock to a Participant, such criteria will not be modified with respect to such award.

(c) VESTING. On the date the Restriction Period terminates, the Restricted Stock will vest in the Participant. Notwithstanding any other provision of this Plan, in the event of a Change of Control, each award of Restricted Stock will become fully and immediately vested in the Participant.

(d) TERMINATION OF SERVICES. If the Participant, with the consent of the Administrative Committee, ceases to provide services to the Company and Affiliates, or dies or suffers from Permanent and Total Disability, the vesting or forfeiture (including without limitation the terms, conditions and restrictions) of any award under this Article VI will be determined by the Administrative Committee, in its sole discretion, subject to any limitation or terms of this Plan.

(e) ISSUANCE OF SHARES. Following the award by the Administrative Committee, Restricted Stock will be promptly issued or transferred and a certificate or certificates for such Shares shall be issued in the Participant's name. The Participant shall thereupon be a stockholder of all the Shares represented by the certificate or certificates, and will have all the rights of a stockholder with respect to such Shares, including the right to vote them and receive all dividends and other distributions paid with respect thereto, subject to the restrictions established pursuant to this Article VI. Stock certificates representing Restricted Stock will be imprinted with a legend to reflect such restrictions. In aid of such restrictions, the Participant shall, immediately upon receipt of such certificates, deposit same together with a stock power or other instrument of transfer, appropriately endorsed in blank, with an escrow agent designated by the Administrative Committee, under a deposit agreement containing such terms and conditions as the

Administrative Committee shall approve, the expenses of such escrow to be borne by the Company.

6.4 DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a Beneficiary who may receive the Participant's Restricted Stock that has vested in accordance with Section 6.3 upon the Participant's death. This written designation of a Beneficiary will be made on a form prescribed by the Administrative Committee. A Participant who dies without having designated a Beneficiary in accordance with this Section 6.4 will be deemed to have named the legal spouse of the Participant, if then living, as the Beneficiary. If there is no effective designation of a Beneficiary at the date of the Participant's death and the legal spouse of the Participant is not then living, then the Beneficiary will be the Participant's estate.

6.5 TAX WITHHOLDING. Whenever (a) a Participant has provided written confirmation that he or she intends to make an election under Section 83(b) of the Code to include the value of the Restricted Stock in his or her gross income for the taxable year that includes the grant date or (b) if no such election under Section 83(b) was made for the taxable year that includes the grant date, the restrictions on the Restricted Stock lapse and the Shares have vested, the Company will require payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto. Such payment will take the form of whichever of the following, or any combination of the following, is acceptable to the Administrative Committee, as elected by the Participant: (i) cash, certified or cashier's check, or wire transfer of other readily available funds; (ii) the withholding of such amount from any Shares to be delivered to the Participant, (iii) the withholding of such amount from compensation otherwise due to the Participant; (iv) any other method selected by the Administrative Committee; or (v) any combination of the foregoing. Such election will be made before the date on which the amount of tax to be withheld is determined by the Company, and such election will be irrevocable. With the consent of the Company, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the Restricted Stock awarded under the Plan, which will be made at the same time and in the same manner as provided above.

                                  ARTICLE VII
                            AMENDMENT OR TERMINATION

7.1 PLAN AMENDMENT. The Administrative Committee, from time to time, in its discretion, may amend or supplement any provision of this Plan or an outstanding Option granted or Restricted Stock awarded under this Plan, in whole or in part, with respect to any Participant or group of Participants, except as otherwise provided in this Article VII. Any such amendment will be effective as of the date specified therein and will be binding upon the Administrative Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. Subject to Section 7.3 below, any such amendment will not affect any Options or Restricted Stock awards that are outstanding as of the amendment date without the Participant's consent. Notwithstanding anything herein to the contrary, any amendment that modifies the category of individuals eligible to participate in the Plan or changes the aggregate number of

Shares which may be issued under the Plan must be approved by the stockholders of the Company and any amendment that modifies Articles VII or VIII must be approved by the Board.

7.2 PLAN  TERMINATION.  The  Plan  will  terminate  upon  expiration  of the ten
(10)-year period following the date the Plan is adopted by the Board. Options will not be granted nor Restricted Stock awarded pursuant to this Plan after such date. Notwithstanding the foregoing, the Board reserves the right and, in its discretion, may determine to terminate this Plan as of any date prior to the expiration of the term of the Plan. Options that are outstanding as of the termination date of the Plan will continue to be subject to exercise after the effective date of such termination, and may be exercised in accordance with
Article IV and any applicable Option Agreement. Nor will outstanding Restricted Stock awards be affected. As of the date of termination of the Plan, no new Options will be granted nor will Restricted Stock be awarded.

7.3 AMENDMENT OF OPTIONS. The Administrative Committee may amend an Option at any time after the Grant Date if the Administrative Committee determines that an amendment is necessary as a result of:

     (a) any addition to or change in the Code or ERISA, a federal or state securities law or any other law or regulation, which occurs after the Grant Date and by its terms applies to the Option;

     (b) any Plan amendment pursuant to Section 7.1, or Plan termination pursuant to Section 7.2, provided that the amendment does not materially affect the terms, conditions and restrictions applicable to the Option; or

     (c) any circumstances not specified in paragraphs (a) or (b), with the consent of the Participant.

If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the stockholders of the Company in order to permit the granting of Incentive Stock Options pursuant to the amended or supplemented Plan, such amendment or supplement will also be approved by the stockholders of the Company in such manner as is prescribed by the Code. If the Board voluntarily submits a proposed amendment, supplement, suspension or termination for stockholder approval, such submission will not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for stockholder approval.

                                  ARTICLE VIII
                                 ADMINISTRATION


8.1 THE ADMINISTRATIVE COMMITTEE. The Administrative Committee will administer the Plan.

8.2 POWERS OF THE ADMINISTRATIVE COMMITTEE. In carrying out its duties with respect to the general administration of the Plan, the Administrative Committee will have, in addition to any other powers conferred by the Plan or by law, the following powers:

     (a) to determine which individuals will be granted an Option or Options, whether the Option will be an Incentive Stock Option or a Non-Qualified Stock Option, the number of Shares to be subject to each of the Options, the time or times at which the Options will be granted, the rate of Option exercisability, and, subject to Article III hereof, the price at which each of the Options is exercisable and the duration of the Option;

     (b) to determine the terms and provisions of the Option Agreements, and to modify such Option Agreements, as provided in Section 7.3;

     (c) to determine which individuals will be awarded Restricted Stock, the number of Shares to be subject to each award of Restricted Stock, the time or times at which the Restricted Stock will be awarded; and the terms, conditions and restrictions of the Restriction Period and/or the criteria for the termination of the restrictions, if any;

     (d) to maintain all records necessary for the administration of the Plan;

     (e) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;

     (f) to appoint such individuals and subcommittees as it deems appropriate for the conduct of its affairs, in carrying out its duties under the Plan and the administration of the Plan;

     (g) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan;

     (h) to determine, in good faith, the fair market value of the Shares, if the Shares are not listed or admitted to a trading on any established stock exchange or national market system;

     (i) to accelerate the vesting or exercise date of any Option or accelerate the Restriction Period with respect to an award of Restricted Stock;

     (j) to interpret the Plan or any agreement entered into with respect to a grant of Options or an award of Restricted Stock;

     (k) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan; and

     (l) to perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the Board.

8.3 DETERMINATIONS BY THE ADMINISTRATIVE COMMITTEE. The Administrative Committee will interpret and construe the Plan, the Option Agreements and the Restricted Stock agreements, and its interpretations and determinations will be conclusive and binding on all Participants, Beneficiaries and any other persons claiming an interest under the Plan, any Option Agreement or any Restricted Stock agreement. The Administrative Committee's interpretations and determinations under the Plan and the Option Agreements need not be uniform and may be made by it selectively among Participants, Beneficiaries and any other persons whether or not they are similarly situated.

8.4 INDEMNIFICATION OF THE ADMINISTRATIVE COMMITTEE. The Company will indemnify and hold harmless each member of the Administrative Committee or the Board against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or failure to act in good faith. Expenses and liabilities against which a member of the Administrative Committee or the Board is indemnified hereunder will include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof. This right of indemnification will be in addition to any other rights to which any member of the Administrative Committee or the Board may be entitled. The Company, at its own expense, may settle any claim asserted or proceeding brought against any member of the Administrative Committee or the Board when such settlement appears to be in the best interest of the Company.

8.5 EXPENSES OF THE ADMINISTRATIVE COMMITTEE. The members of the Administrative Committee will serve without compensation for services as such. The Company will pay all reasonable expenses of the Administrative Committee.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

9.1 HEADINGS. The headings of Articles, Sections and paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of this Plan, the text will control.

9.2 GENDER. Unless the context clearly requires a different meaning, all pronouns will refer indifferently to persons of any gender.

9.3 SINGULAR AND PLURAL. Unless the context clearly requires a different meaning, singular terms will also include the plural and vice versa.

9.4 GOVERNING LAW. Except to the extent preempted by federal law, the construction and operation of the Plan will be governed by the laws of the State of Delaware without regard to the choice of law principles of such state.

9.5 SEVERABILITY. If any provision of this Plan is held illegal or invalid by any court or governmental authority for any reason, the remaining provisions will remain in full force and effect and will be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

9.6 NO OBLIGATION TO EXERCISE. The granting of an Option will impose no obligation upon a Participant to exercise such Option.

9.7 NO RIGHTS OF STOCKHOLDER. Neither the Participant nor a Beneficiary will be, or will have any of the rights and privileges of, a Stockholder with respect to any Shares subject to purchase or issuance or upon the exercise of Options, at any time prior to the date of exercise of such Options and issuance of the stock certificate, in accordance with Article IV of the Plan.

9.8 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Plan will be deemed to give any person the right to be retained in the employ of the Company or any Affiliate, or to interfere with the right of the Company and any Affiliate to discharge any person at any time without regard to the effect that such discharge will have upon such person's rights or potential rights, if any, under the Plan.

9.9 NOTICES. Unless otherwise specified in an Option Agreement or an agreement evidencing a grant of Restricted Stock, any notice to be provided under the Plan to the Administrative Committee will be mailed (by certified mail, postage prepaid) or delivered to the Administrative Committee in care of the Company at its executive offices, and any notice to the Participant will be mailed (by certified mail, postage prepaid) or delivered to the Participant at the current address shown on the payroll records of the Employer, or at such address as a Participant will provide to the Administrative Committee in accordance with this
Section 9.9. No notice will be binding on the Administrative Committee until received by the Administrative Committee, and no notice will be binding on the Participant until delivered in person to the Participant or the third business following the day notice is mailed to the Participant.

9.10 RESTRICTIVE SHARE AGREEMENT. Notwithstanding anything to the contrary contained in this Plan, any Option granted pursuant to this Plan or any Restricted Stock award under this Plan, the Company will be under no obligation to sell or deliver Shares under the Plan to any person unless such person will execute a restrictive stock agreement with respect to such Shares, if required by the Company, in a form satisfactory to the Administrative Committee.

9.11 CONFLICT BETWEEN PLAN AND OPTION AGREEMENT. Should there be a conflict or other contradiction between the language of this Plan and that contained in any Option Agreement or in any writing evidencing a grant of Restricted Stock, the terms and conditions of this Plan will control.


IN WITNESS WHEREOF, Whirlwind Marketing, Inc. has caused this Plan to be executed by its duly authorized officers and its corporate seal to be hereunto affixed by authority of its Board of Directors this 7th day of August, 2000.

                                          WHIRLWIND MARKETING, Inc.



                                          By: /s/  Mark W. Peters
                                             -----------------------------------
                                             Name: Mark W. Peters
                                             Title:   President/COO

                                    * * * * *


I, Mark W. Peters, Secretary of Whirlwind Marketing, Inc., hereby certify that the foregoing 2000 Stock Option and Stock Award Plan was approved by resolution of the Board of Directors of Whirlwind Marketing, Inc. on August 7, 2000, and by resolution of the Stockholders of Whirlwind Marketing, Inc. on August 7, 2000.



                                        /s/ Mark W. Peters
                                        ----------------------------------------
                                                signature